                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                               CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES AND EXCHANGE ACT OF 1934
                 __________________________________________

                       Commission file number 0-25194

                                  MAY 7, 1996
                                (Date of Report)



                  INTERAMERICAS COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

              TEXAS                                      87-0464860
     (State of Incorporation)                   (IRS Employer Identification)

  104 CRANDON BOULEVARD, SUITE 324
      KEY BISCAYNE, FLORIDA                                 33149
(Address of principal executive office)                   (Zip Code)

                        Registrant's telephone number:
                                (305) 361-8484






                  NOTE: Page 1 of 36 Sequentially numbered pages

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF RED DE SERVICIOS EMPRESARIALES DE TELECOMUNICACIONES, S.A. ("RESETEL")

     (a) On May 7, 1996, InterAmericas Communications Corporation ("the Company") acquired 100% of the issued and outstanding stock of Red de Servicios de Telecomunicaciones, S.A., a Peruvian corporation, ("Resetel") in exchange for 1,250,000 shares of Common Stock of the Company issued to the shareholders of Resetel pursuant to a stock purchase agreement dated May 7, 1996. The terms of the agreement and the consideration paid to the shareholders of Resetel were determined through arms-length negotiations among the parties.

     (b) Resetel is the first company to obtain a local carrier concession to compete with Peru's monopoly carrier, Telefonica. The Concession, issued by Peru's Ministry of Communications, Transportation, Housing and Construction authorizes Resetel to operate a fiber-optic telecommunications network serving corporate customers in metropolitan Lima, Peru and the port city of Callao. Together these cities have a population of approximately 7 million. The Company is now engineering and plans to commence the construction and operation of the fiber-optic network in Peru. The Company intends to use the network design, engineering, construction, management and marketing expertise developed through its operations in Chile to construct and operate the network. Like the Santiago network, the new network will provide high-bandwidth private line voice, video and data communications services to corporate customers.


ACQUISITION OF HEWSTER, S.A.

     (a) On July 31, 1996, the Company's wholly owned subsidiary Hewster Servicios Intermedios, S.A. ("HSI") acquired 99% of Hewster, S.A.
("Hewster"), a Chilean corporation controlled by Hernan Streeter Rios, the Company's President and Chairman of the Board. The transaction was completed in the following manner:

     On July 31, 1996, the Company transferred $1,500,000 to its subsidiary Hewster Servicios Intermedios, S.A. ("HSI") in exchange of 95% of the issued and outstanding capital stock of VISAT Telecomunicaciones, S.A. ("VISAT") held by HSI, pursuant to a Stock Purchase and Sale Agreement. As a result of this transaction, VISAT will now be a direct subsidiary of the Company instead of a subsidiary of HSI. HSI then used the $1,500,000 to acquire 99% of the issued an outstanding stock of Hewster, S.A. from its shareholders, Santiago Bouza Saavedra and Inversiones Druma, S.A. a Chilean Corporation controlled by Hernan Streeter Rios, pursuant to the Stock Purchase and Sale Agreements dated July 30, 1996. The terms of the agreements and the amount of consideration paid for the Hewster, S.A. stock were determined through arms-length negotiations among the parties. The $1,500,000 was obtained by the Company as part of a private placement which closed in July 1996.

     On September 2, 1996, the Company acquired the remaining 1% of the outstanding stock of Hewster from Hernan Streeter Rios. Hewster was merged into HSI. The combined entity is operating under the name of Hewster Chile, S.A. HSI is in the process of preparing the accounting books of Hewster, S.A. in order to file the corresponding applications before the Chilean tax authorities giving notice of the mergers.

     (b) Hewster, a Chilean systems integration service company which was incorporated in July 1986, has annual revenues of US$1 million. The principal objective of the purchase of Hewster was to consolidate its strong revenue base and existing contracts to enhance the operations of HSI, a development stage Chilean Competitive Access Provider with low revenues but in excess of US$3.5 million in advanced fiber optic infrastructure investment over the past two years. Hewster brings to the Company valuable relationships with corporate customers including Xerox, Aetna, CMPC and Hertz. Hewster also provides the Company with expertise to offer value-adding systems design as part of its range of network services. Through Hewster's experienced systems integration personnel, the Company will be able to offer corporate customers in Chile Local Area Network ("LAN") design, installation and maintenance services. By consulting customers on their internal network design, the Company will be in a position to assist customers in taking advantage of its high-capacity fiber-optic network and planned long distance service offerings. The Company believes that its ongoing involvement at each phase of its customer's network development and management will help the Company develop stronger, long-term customer relationships.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements of Businesses Acquired
             1. Financial Statements of Resetel, S.A. as of December 31, 1995 and June 30, 1996 (Audited)

             2. Financial Statements of Hewster, S.A. as December 31, 1994, December 31, 1995 and June 30, 1996 (Unaudited)

     (b)     Proforma Financial Information

             1. InterAmericas Communications Corporation pro forma condensed consolidated balance sheet as of June 30, 1996 (Unaudited)

             2. InterAmericas Communications Corporation pro forma condensed consolidated statement of income for the year ended December 31, 1995 (Unaudited)

             3. InterAmericas Communications Corporation pro forma condensed consolidated statement of income for the six months ended June 30, 1996 (Unaudited)

     (c)     Exhibits:
             All exhibits were previously filed as exhibits to Registrant's Form 10-Q for the quarter ended June 30, 1996 and are incorporated herein by reference.

             1. Stock Purchase Agreement by and among Registrant and Kayhelm, Ltd. (the shareholder of RESETEL, S.A.) dated May 9, 1996.

             2. Stock Purchase/Sale Agreement by and among Registrant and Kayhelm, Ltd. (the shareholder of RESETEL, S.A.) dated May 10, 1996.

            *3. Stock Purchase and Sale Agreement by and between Registrant and Hewster Servicios Intermedios, S.A. dated July 30, 1996.

            *4. Stock Purchase and Sale Agreement by and between Hewster Servicios Intermedios, S.A. and Inversiones Druma, S.A. dated July 30, 1996.

            *5. Stock Purchase and Sale Agreement by and between Hewster Servicios Intermedios, S.A. and Santiago Boza Saavedra dated July 31, 1996.

            *6. Stock Purchase Agreement by and between Registrant and Devono Company Limited dated July 4, 1996.

*English Translation of Spanish Document

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERAMERICAS COMMUNICATIONS CORP.




/c/ Carlos M. Menendez                            DATE   10-14-96
---------------------------------------               --------------------
Carlos M. Menendez
Chief Operating and Financial Officer

                INTERAMERICAS COMMUNICATIONS CORP. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The accompanying condensed consolidated financial statements illustrate the effect of the acquisitions ("Pro Forma") on the Company's financial position and results of operations. The condensed pro forma consolidated balance sheet as of June 30, 1996 is based on the historical balance sheets of the Company, Resetel, S.A and Hewster, S.A. as of that date and assumes the acquisition took place on that date. The condensed pro forma consolidated statements of income for the year ended December 31, 1995 and six months ended June 30, 1996 are based on the historical statements of income of the Company, Resetel, S.A. and Hewster, S.A for those periods, and assume the acquisition took place on January 1, 1995.

     The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

     The pro forma condensed consolidated pro forma financial statements should be read in conjunction with the historical financial statements of the Company, Resetel, S.A. and Hewster, S.A.

INTERAMERICAS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1996 (UNAUDITED)


                                        INTERAMERICAS
                                        COMMUNICATIONS
                                            CORP.           HEWSTER, S.A.       ADJUSTMENTS       PRO FORMA
                                        --------------      -------------       -----------       ---------
                                             (b)                 (d)
ASSETS
------
Current Assets:
     Cash                                  $6,987,494        $  12,950          ($1,515,000) (e)  $5,485,444
     Accounts Receivable                       65,259           11,743                                77,002
     Other Receivables                                          18,142                                18,142
     Inventory                                                 141,901                               141,901
     Prepaid Expenses                         230,606           19,596                               250,202
     Due From Related Parties                  39,554           72,521                               112,075
     Other                                      5,070            1,702                                 6,772
                                         --------------      -------------                        ----------

     Total Current Assets                   7,327,983          278,555                             6,091,538

Property and Equipment at cost, net         2,972,526          474,018                             3,446,544
Concessions and Other Intangibles, net      7,260,663           17,158            1,028,013  (f)   8,071,500
                                                                                   (234,334) (h)
Other Assets                                    2,760           12,184                                14,944
                                         --------------      -------------                       -----------

     Total Assets                         $17,563,932         $781,915                           $17,624,526
                                         --------------      -------------                       -----------
                                         --------------      -------------                       -----------

See Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)

INTERAMERICAS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1996 (UNAUDITED)


                                        INTERAMERICAS
                                        COMMUNICATIONS
                                            CORP.           HEWSTER, S.A.       ADJUSTMENTS       PRO FORMA
                                        --------------      -------------       -----------       ---------
                                             (b)                 (d)
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities:
     Accounts Payable:
       Related Parties                      $438,000           $ 27,269                             $465,269
       Other                               1,130,981             18,025                            1,149,006
     Accrued Expenses                        533,398             10,071                              543,469
     Notes Payable:
       Related Parties                       259,106                                                 259,106
       Other                                 238,494             41,834                              280,328
     Lease Obligations, current                8,235            195,602                              203,837
                                         --------------       ---------                          -----------

     Total Current Liabilities             2,608,214            292,801                            2,901,015

Lease Obligation, less current portion       210,000                                                 210,000
Minority Interest in Subsidiary                                   2,127                                2,127
Deferred Income Taxes                        152,000                                                 152,000
                                         --------------       ---------                          -----------


     Total Liabilities                     2,970,214            294,928                            3,265,142


Stockholders' Equity                      14,593,718            486,987          (234,334) (h)    14,359,384
                                         --------------       ---------                          -----------
                                                                                  486,987  (f)

     Total Liabilities and
       Stockholders' Equity              $17,563,932           $781,915                          $17,624,526
                                         --------------       ---------                          -----------
                                         --------------       ---------                          -----------



See Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)

INTERAMERICAS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)



                                        INTERAMERICAS
                                        COMMUNICATIONS
                                            CORP.           HEWSTER, S.A.       RESETEL, S.A.       ADJUSTMENTS       PRO FORMA
                                        --------------      -------------       -------------       -----------       ---------
                                             (b)                 (d)                 (c)
Sales                                        $224,000          $969,104                                               $1,193,104

Cost Of Sales                                 804,000           551,654                                                1,355,654
                                        -------------        ------------        ------------                         ----------
Gross Profit (Loss)                          (580,000)          417,450                                                 (162,550)
                                        -------------        ------------        ------------                         ----------
Selling, General And
  Administrative Expenses                   1,918,000           274,473                10,545                          2,203,018
Depreciation and Amortization                                                                            468,667 (g)     468,667
                                        -------------        ------------        ------------                         ----------
                                            1,918,000           274,473                10,545                          2,671,685
                                        -------------        ------------        ------------                         ----------

Income (Loss) From Operations              (2,498,000)          142,977               (10,545)                        (2,834,235)

Other Income (Expenses):
 Interest Income                               10,000                                                                     10,000
 Interest Expense                            (319,000)          (51,179)                  (59)                          (370,238)
 Minority Interest in Loss from Subsidiary                        3,419                                                    3,419
 Other Expenses                               (66,000)                                    (70)                           (66,070)
                                        -------------        ------------        ------------                         ----------

Net Income (Loss) before Tax Provision     (2,873,000)           95,217               (10,674)                        (3,257,124)
Provision for Income Taxes                                      (15,718)                                                 (15,718)
                                        -------------        ------------        ------------                         ----------
Net Income (Loss)                         ($2,873,000)          $79,499              ($10,674)                       ($3,272,842)
                                        -------------        ------------        ------------                         ----------
                                        -------------        ------------        ------------                         ----------


Net Income (Loss) Per Share                    ($0.31)              $9.93              ($0.33)                            ($0.35)
                                        -------------        ------------        ------------                         ----------
                                        -------------        ------------        ------------                         ----------

Weighted Average Common
  Shares Outstanding                        9,407,000               8,000              32,000                           9,407,000
                                        -------------        ------------        ------------                          ----------
                                        -------------        ------------        ------------                          ----------


See Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)

INTERAMERICAS COMMUNICATIONS CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)



                                        INTERAMERICAS
                                        COMMUNICATIONS
                                            CORP.           HEWSTER, S.A.       RESETEL, S.A.       ADJUSTMENTS       PRO FORMA
                                        --------------      -------------       -------------       -----------       ---------
                                             (b)                 (d)                 (c)
Sales                                        $112,921         $408,023                                                   $520,944

Cost Of Sales                                 373,203          201,820                                                    575,023
                                        -------------        ------------        ------------                          ----------
Gross Profit (Loss)                          (260,282)         206,203                    0                               (54,079)
                                        -------------        ------------        ------------                          ----------
Selling, General And
  Administrative Expenses                     836,422          170,563                  792                             1,007,777
Depreciation and Amortization                                                                            234,334 (h)      234,334
                                        -------------        ------------        ------------                          ----------
                                              836,422          170,563                  792                             1,242,111
                                        -------------        ------------        ------------                          ----------

Income (Loss) From Operations              (1,096,704)          35,640                 (792)                           (1,296,190)
Other Income (Expenses):

  Interest Income                              13,759                                                                      13,759
  Interest Expense                            (41,480)         (16,154)                (769)                              (58,403)
  Minority Interest in Loss
   from Subsidiary                                               6,640                                                      6,640
  Other - net                                                   (1,563)                                                    (1,563)
                                        -------------        ------------        ------------                          ----------
Net Income (Loss) before Tax
   Provision                               (1,124,425)          24,563               (1,561)                           (1,335,757)
Provision for Income Taxes                                      (3,000)                                                    (3,000)
                                        -------------        ------------        ------------                          ----------

Net Income (Loss)                         ($1,124,425)         $21,563              ($1,561)                          ($1,338,757)
                                        -------------        ------------        ------------                          ----------
                                        -------------        ------------        ------------                          ----------

Net Income (Loss) Per Share                    ($0.08)              $2.69            ($0.05)                               ($0.10)
                                        -------------        ------------        ------------                          ----------
                                        -------------        ------------        ------------                          ----------

Weighted Average Common
  Shares Outstanding                       13,432,076               8,000            32,000                            13,432,076
                                        -------------        ------------        ------------                          ----------
                                        -------------        ------------        ------------                          ----------


See Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)

            INTERAMERICAS COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                 NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                     FINANCIAL STATEMENTS (UNAUDITED)

(a) Represents the audited historical results of operations of the Company for the year ended December 31, 1995.

(b) Represents the unaudited historical results of operations of the Company for the six month period ended June 30, 1996.

(c) Represents the audited historical results of operations of Red de Servicios Empresariales de Telecomunicaciones, S.A. (Resetel) for the year ended December 31, 1995 and six month period ended June 30, 1996.

(d) Represents the unaudited historical results of operations of Hewster, S.A. for the year ended December 31, 1995 and six month period ended June 30, 1996.

(e)     Cash paid to acquire Hewster, S.A. in the amount of $1,515,000.

(f) Goodwill resulting from the acquisition of the common stock of Hewster, S.A. and elimination of equity accounts.

(g) Represents an adjustment of $468,667 for twelve months of amortization of concessions and other intangibles determined as follows:

                                            Amortization
            Acquisition       Intangible       Period         Amount

            Resetel, S.A.     $6,000,000    12 / 180 mos.    $400,000
            Hewster, S.A.      1,030,000    12 / 180 mos.      68,667
                                                             --------

                                                             $468,667
                                                             --------
                                                             --------

(h) Represents an adjustment of $234,334 for six months of amortization of consessions and other intangibles determined as follows:

                                            Amortization
            Acquisition       Intangible       Period         Amount

            Resetel, S.A.     $6,000,000    6 / 180 mos.     $200,000
            Hewster, S.A.      1,030,000    6 / 180 mos.       34,334
                                                             --------

                                                             $234,334
                                                             --------
                                                             --------

                 RED DE SERVICIOS DE TELECOMUNICACIONES S.A.
                                 (RESETEL S.A.)


                               FINANCIAL STATEMENTS


                                JUNE 30, 1996 AND
                                DECEMBER 31, 1995

                 RED DE SERVICIOS DE TELECOMUNICACIONES S.A.
                                 (RESETEL S.A.)


                              FINANCIAL STATEMENTS
                       JUNE 30, 1996 AND DECEMBER 31, 1995


                                    I N D E X
                                    ---------


                                                                       Page
                                                                       ----

REPORT OF THE INDEPENDENT AUDITORS                                       01


     Balance Sheet                                                       02
     Statement of Operations                                             03
     Cash Flow Statement                                                 04
     Notes to the Financial Statements                                05-07

[SUAREZ,CAMPERO Y ASOC. LETTERHEAD]


REPORT OF INDEPENDENT AUDITORS

To the Shareholders of:

RESETEL, S.A.
Lima - Peru.

1. - We have examined the balance sheet of RED DE SERVICIOS DE TELECOMUNICACIONES S.A. (RESETEL S.A.) at June 30, 1996 and December 31, 1995, the corresponding statements of operations and of cash flows, for the periods ended in these dates. These statements have been translated to United States Dollars. Our revision of these statements was made in accordance with the auditing standards generally accepted in the United States of America.

      Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

2. - In our opinion the above mentioned financial statements, are presented fairly, in all material respects, the financial position of RESETEL S.A. as at June 30, 1996 and December 31, 1995, and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

      San Isidro, August 30, 1996.

      Signed by:

      SUAREZ, CAMPERO Y ASOCIADOS

      /s/ W. CHUNGA
      -------------------------------(Principal)
          WILFREDO CAMPERO CHUNGA
         College Public Book-keeper
          Registration No. 13404

                               RESETEL S.A.

                               BALANCE SHEET



                     AT JUNE 30, 1996 AND DECEMBER 31, 1995
                                (US Dollars)


                        30/06/96   31/12/95                                              30/06/96      31/12/95
                       ----------  --------                                             ----------     ---------
                          US$        US$                                                    US$           US$
ASSETS                                                LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT ASSETS                                        CURRENT LIABILITIES

Cash and Term Deposits 302,137.44  2,172.87           Taxes payable                           -0-         69.83
Prepaid Expenses         1,348.36  1,342.70           Other Creditors (Note 4)          314,280.98           -.-
                       ----------  --------                                             ----------     ---------
TOTAL CURRENT ASSETS   303,485.80  3,515.57            TOTAL CURRENT LIABILITIES        314,280.98         69.83
                       ----------  --------                                             ----------     ---------
                                                      STOCKHOLDERS EQUITY (Note 5)
OTHER ASSETS                                          Capital                            14,482.76     14,482.76
                                                      Cumulative Translation Adjustment (   905.07)   (   363.52)
Concession and taxes    12,130.01      -.-            Accumulated Deficit               (12,234.86)   (10,673.50)
                       ----------  --------                                             ----------     ---------
                                                      TOTAL STOCKHOLDERS EQUITY           1,342.03      3,445.74
                                                                                        ----------     ---------
                                                      TOTAL LIABILITIES AND
TOTAL ASSETS           315,623.81   3,515.57          STOCKHOLDERS EQUITY               315,623.81      3,515.57
                       ----------  --------                                             ----------     ---------
                       ----------  --------                                             ----------     ---------

               The accompanying notes 1 to 5 constitute an integral part
                             of these Financial Statements.

                                         -02-

                                      RESETEL S.A.

                                 STATEMENT OF OPERATIONS


                FOR THE PERIODS ENDED JUNE 30, 1996 AND DECEMBER 31, 1995
                                       (US Dollars)

                                           30/06/96            31/12/95
                                           --------            --------
                                              US$                 US$

Operating Costs                             (547.11)           (10,544.59)

OTHER INCOME (EXPENSES)
  Interest expense                          (769.46)               (59.08)
  Other expenses                            (244.79)                 -.-
                                          ----------           -----------

LOSS BEFORE TAXES                         (1,561.36)           (10,603.67)

Income Tax                                     -.-                 (69.83)
                                          ----------           -----------

NET LOSS FOR THE PERIOD                   (1,561.36)           (10,673.50)
                                          ----------           -----------
                                          ----------           -----------

               The accompanying notes 1 to 5 constitute an integral part
                             of these Financial Statements

                                         -03-

                                      RESETEL S.A.

                                   CASH FLOW STATEMENT



                         FOR THE PERIOD ENDED JUNE 30, 1996 AND
                               YEAR ENDED DECEMBER 31, 1995
                                       (US Dollars)

                                                 30/06/96           31/12/95
                                                 --------           --------
                                                    US$                US$
OPERATING ACTIVITIES


  Net loss for the period and year              (1,561.36)        (10,673.50)

  Adjustments to reconcile net loss
  to cash flows provided by operating
  activities;                                        -.-                 -.-

  Cash generated from net increase (decrease)
  in current assets and liabilities            314,205.49           (1,272.87)
                                               ----------          ----------
  Cash from operating activities               312,644.13          (11,946.37)

INVESTMENT ACTIVITIES


  Investment in intangibles                    (12,138.01)               -.-
                                               ----------          ----------
  Cash used in investment activities           (12,138.01)               -.-

FINANCING ACTIVITIES


  Increase in capital contributions                  -.-            14,482.76
                                               ----------          ----------
  Cash from financing activities                     -.-            14,482.76
                                               ----------          ----------

  Net cash used provided                       300,506.12            2,536.39
  Effect of exchange rate changes on cash         (541.55)            (363.52)
  Cash and cash equivalents opening balance      2,172.87                0.00
                                               ----------          ----------

  Cash and Cash equivalents at June 30, 1996
  and December 31, 1995                        302,137.44            2,172.87
                                               ----------          ----------
                                               ----------          ----------


               The accompanying notes 1 to 5 constitute an integral part
                             of these Financial Statements

                                         -04-

                                      RESETEL S.A.

                           NOTES TO THE FINANCIAL STATEMENTS
                         AT JUNE 30, 1996 AND DECEMBER 31, 1995


NOTE 1.-  THE COMPANY

Resetel S.A. is a telecommunication company incorporated on March 15, 1995, in Lima, Peru. Resetel's concession approved by the Ministry of Transport and Communications permits it to construct a fiber optic network in Lima and Callao, with point-to-point digital technology to provide transmission capacity for all types of telecommunication services. Resetel is currently in the engineering phase of its operations and shortly plans to commence the construction and operations of the fiber optic network in Peru. Initially Resetel will offer its customers in Lima and Callao high speed, broadband and dedicated digital transmission capacity, system integration and operation of dedicated private networks.

In May 1996, InterAmericas Communications Corporation (ICC) acquired 100% of Resetel S.A. ICC is a publicly traded U.S. company incorporated in Dallas, Texas.

NOTE 2.-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting records are maintained in Nuevos Soles, but the accompanying financial statements have been translated into United States dollars. The US dollar financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (US GAPP).

The translation to US dollars was done in accordance with the provision of the Statement of Financial Accounting Standards (SFAS) No. 52, using Nuevo Sol as the functional currency.

Under this method, the assets and liabilities have been translated at the closing exchange rates which at June 30, 1996 was Nuevo Sol 2.44 per US$ 1, and at December 31, 1995 was Nuevo Sol 2.31 per US$ 1.

The statement of operations was translated at the average exchange rate and capital and accumulated deficit at the beginning of the year and the

                                         -05-
period were translated at the historical exchange rates.

The resultant translation effect was taken directly to Stockholder's equity is presented in the balance sheet as cumulative translation adjustment.

3.-  CASH

                                       30/06/96          31/12/95
                                      ----------        ----------
                                          US$               US$

Cash on hand                               82.42             -.-
BANCO DEL SUR:
--------------
 - US$ Current Account                    260.97         2,172.87
 - US$ Term Deposit                   301,794.05             -.-
                                      ----------         --------
                                      302,137.44         2,172.87
                                      ----------         --------
                                      ----------         --------

4.-  OTHER CREDITORS

                                       30/06/96          31/12/95
                                      ----------        ----------
                                          US$               US$

BETHANY INVESTMENTS                   157,994.98             -.-
CABLEX                                150,000.00             -.-
RODOLFO BEECK                           6,286.00             -.-
                                      ----------         --------
                                      314,280.98             -.-
                                      ----------         --------
                                      ----------         --------

The above sums correspond to loans received for covering the security bond guarantee of $301,794.05 (time deposit) requested by Peru's Ministry of Transport and Communication.

                                         -06-

5.-  STOCKHOLDER'S EQUITY

The changes in stockholder's equity during the period ended June 30, 1996 and the year ended December 31, 1995 were as follows:


                                                                            CUMULATIVE
                                                            ACCUMULATED     TRANSLATION         STOCKHOLDERS
                                          CAPITAL             DEFICIT        ADJUSTMENT            EQUITY
                                         ----------         -----------     -----------         ------------
                                            US$                 US$              US$                 US$

Stock issuance March 15, 1995             14,482.76               -.-               -.-           14,482.76
Net loss for the year 1995                     -.-          (10,673.50)             -.-          (10,673.50)
Cumulative translation adjustment 1995         -.-                -.-            (363.52)           (363.52)
                                          ---------         -----------          --------        -----------
Balances at December 31,1995              14,482.76         (10,673.50)          (363.52)          3,445.74

Cumulative translation Adjustment 1996                                           (541.55)           (541.55)
Net loss for the period - 1996                               (1,561.36)                           (1,561.36)
                                          ---------         -----------          --------        -----------
Balances at June 30, 1996                 14,482.76         (12,234.86)          (905.07)          1,342.83
                                          ---------         -----------          --------        -----------
                                          ---------         -----------          --------        -----------


SHARE CAPITAL

At June 30, 1996 and December 31, 1995 the authorized share capital of the company consists 32,000 common shares for a nominal value of one Nuevo Sol (S/1.00) fully subscribed and paid.

                                         -07-

                                 HEWSTER S.A.

                      CONSOLIDATED FINANCIAL STATEMENTS
                                  UNAUDITED

                          DECEMBER 31, 1995 AND 1994

HEWSTER S.A.

Consolidated Financial Statements - Unaudited

December 31, 1995 and 1994




CONTENTS

Consolidated balance sheet (Unaudited)

Consolidated statements of income (Unaudited)

Consolidated cash flow statement (Unaudited)

Notes to the consolidated financial statements (Unaudited)




  Ch$ - Chilean pesos
ThCh$ - Thousands of Chilean pesos
  US$ - United States dollars
ThUS$ - Thousands of United States dollars
   UF - Unidades de Fomento (a Chilean inflation - indexed, peso - denominated monetary unit)

                                     HEWSTER S.A.
                              CONSOLIDATED BALANCE SHEET
                                      UNAUDITED

                                                          At December 31
                                                      1995              1994
                                                      ----              ----
                                                       US$               US$

CURRENT ASSETS
 Cash                                                   555             4.680
 Accounts receivable - trade                         37.597            54.768
 Other accounts receivable                           19.266            20.883
 Due from related parties                            99.199           129.710
 Inventory                                          142.905           115.970
 Taxes recoverable                                   19.648            24.643
 Other current assets                                 2.023               323

                                                  ----------        ----------
    Total current assets                            321.193           350.977
                                                  ----------        ----------

FIXED ASSETS
 Telecommunication equipment                        325.618           255.738
 Furniture and fixtures                              37.799            35.157
 Vehicles                                            11.537             8.819
 Leased assets                                      305.344                 -
 Other fixed assets                                  47.682            38.483

                                                  ----------        ----------
    Subtotal                                        727.980           338.197
Accumulated depreciation                           (254.568)         (129.769)
                                                  ----------        ----------
    Total fixed assets                              473.412           208.428
                                                  ----------        ----------
OTHER ASSETS
 Intangible assets                                   15.079            13.463
 Other                                               10.229             7.972

                                                  ----------        ----------
    Total other assets                               25.308            21.435
                                                  ----------        ----------

                                                  ----------        ----------
    Total assets                                    819.913           580.840
                                                  ----------        ----------
                                                  ----------        ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Bank Loans - Short Term                             57.618            52.730
 Accounts payable                                    16.516            37.954
 Notes payable                                       11.761             9.688
 Leasing obligations - short term                   103.841                 -
 Due to related parties                                  18                 0
 Other creditors                                      4.623                25
 Withholdings and provisions                         30.968            40.273

                                                  ----------        ----------
    Total current liabilities                       225.346           140.670
                                                  ----------        ----------

 Long term portion of lease obligations             144.956                 -

 Minority interest in subsidiary company              8.542            12.207

STOCKHOLDERS' EQUITY
 Capital                                            302.822           302.822
 Accumulated reserves at beginning of year           96.397            91.023
 Net profit for the year                             79.499             5.374
 Cumulative translation adjustment                  (37.649)           28.744
                                                  ----------        ----------
    Total stockholders' equity                       441.070           427.963
                                                  ----------        ----------

    Total liabilities and                         ----------        ----------
    stockholders' equity                             819.913           580.840
                                                  ----------        ----------
                                                  ----------        ----------

                        The accompanying Notes are an integral
                          part of these financial statements

                                     HEWSTER S.A.
                           CONSOLIDATED STATEMENT OF INCOME
                                      UNAUDITED

                                                       For the years ended
                                                            December 31
                                                      1995              1994
                                                      ----              ----
                                                       US$               US$

Revenues                                            969.104           952.074
Operating costs                                     551.654           519.783
                                                  ----------        ----------
    Gross margin                                    417.450           432.291

Administrative and selling expenses                 274.473           382.706

                                                  ----------        ----------
    Operating profit                                142.977            49.585
                                                  ----------        ----------


OTHER INCOME (EXPENSES)
 Interest expense                                   (51.179)          (25.050)
 Other expenses                                           -           (19.850)

                                                  ----------        ----------
    Other income (expenses) - net                   (51.179)          (44.901)
                                                  ----------        ----------

    Earnings before taxes and
           minority interest                         91.798             4.685

Minority interest in loss from subsidiary             3.419             3.802

Provision for income taxes                          (15.718)           (3.112)

                                                  ----------        ----------
NET INCOME FOR THE YEAR                              79.499             5.374
                                                  ----------        ----------
                                                  ----------        ----------

                    The accompanying Notes are an integral
                      part of these financial statements

                                     HEWSTER S.A.
                           CONSOLIDATED CASH FLOW STATEMENT
                                      UNAUDITED

                                                             For the year
                                                                 ended
                                                              December 31
                                                                  1995
                                                                   ----
                                                                   US$

OPERATING ACTIVITIES
 Net profit for the year                                            79,499
 Adjustments to reconcile net income to cash
 flows provided by operating activities:
   Depreciation                                                     98,453
  Cash generated from net decrease in current
  assets and liabilities                                             1,606
   Minority interest                                                (3,665)

                                                                -----------
   Cash from operating activities                                  175,893
                                                                -----------

INVESTMENT ACTIVITIES
 Fixed assets purchased                                           (429,783)
 Other                                                              (3,873)

                                                                -----------
   Cash used in investment activities                             (433,656)
                                                                -----------

FINANCING ACTIVITIES
 Increase in capital contributions                                       -
 Short term bank loans                                               4,888
 Lease financing obtained                                          248,797

                                                                -----------
   Cash from financing activities                                  253,685
                                                                -----------

Net cash (used) provided                                            (4,078)
Effect of exchange rate changes on cash                                (46)
Cash and cash equivalents at January 1, 1995                         4,680

   Cash and cash equivalents at                                 -----------
   December 31, 1995                                                   555
                                                                -----------
                                                                -----------


                   The accompanying Notes 1 to 6 are an integral
                          part of these financial statements

                                 HEWSTER S.A.
          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                        AT DECEMBER 31, 1995 AND 1994

NOTE 1 - THE COMPANY

Hewster S.A. is a telecommunication company incorporated on July 11, 1986 and based in the Repulic of Chile. Hewster is principally engaged in providing systems integration services including the sale of telephones, equipment and private automatic branch exchanges (PABX's); telecommunication consulting services; telecommunication equipment maintenance; equipment leasing and installation of fiber optics and related equipment.

The shareholder's of the Company are Inversiones Druma S.A. (94%), Santiago Boza (5%) and Mr. Heman Streeter (1%).

On July 31, 1996, 99% of the Company was acquired by Hewster Servicios Intermedios S.A. (HSI S.A.) a Chilean corporation which is 99.97% owned by InterAmericas Communications Corporation ("ICC"), a U.S. public company.
HSI S.A. paid US$1,500,000 for 99% of the shares held by Inversiones Druma S.A. and Santiago Boza. ICC's stragetic objective for the purchase of Hewster, through it's wholly owned subsidiary HSI, was related specifically to Hewster's strong revenues base and existing contracts with companies such as Xerox and Aetna.

On September 2, 1996, HSI purchased the remaining 1% of Hewster's capital stock from Mr. Heman Streeter for US$15,000. The legal and tax proceedings for Hewster S.A.'s full merger into the business operations of HSI S.A. are currently underway. The combined entity has commenced to operate under the name of Hewster Chile S.A.

Until the transaction date of July 31, 1996, the Company had recorded assets at values existing at the acquisition date thereby not reflecting the sharp decrease in market values of these assets due to technological obsolesencs. As a result, the Company has had to make a series of out-of-book adjustments in both the income statement and balance sheet, to fairly reflect the financial condition of it's operations. Management has identified these out-of-book adjustments at July 31, 1996 (the date of ICC's acquisition of Hewster) and retroactively applied them to the prior periods of December 31, 1995 and December 31, 1994 to generate the attached sets of proforma unaudited financial statements.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)    General

The accounting records are maintained in Chilean pesos, but the accompanying consolidated financial statements have been translated into United States dollars. The US dollar consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

The translation to United States dollars was done in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 52, using the Chilean peso as the functional currency. This statement establishes standards of translating foreign currency financial statements.

The Chilean peso was used as the functional currency given that this is the currency of the primary economic environment in which the Company operates. Under this method, the assets and liabilities have been translated at the closing exchange rate, which at December 31, 1995 was Ch$406.91 per US$1 (1994: Ch$402.92 per US$1). The statement of income was translated at the average exchange rate and capital and the accumulated reserves at the exchange rate on January 1, 1994 which at the date was Ch$428.47 per US$.

The resultant translation effect was taken directly to Shareholders' equity and is presented in the balance sheet under the caption Cumulative translation adjustment.

b)    Consolidation of subsidiary

The consolidated financial statements include the assets, liabilities and results of Comunicaciones, Integracion y Tecnologia S.A. ("Commit"), in which as at December 31, 1995, the

Company had an ownership interest of 70%. Commit is a Chilean corporation incorporated in 1993 for the purpose of developing and providing computer systems integration services.

c)    Recoverable taxes

The recoverable taxes represent mostly Value Added Tax (VAT) originated in the acquisition of fixed assets.

c)    Plant and equipment

These assets are recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets.

d)    Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.

NOTE 3 - CHANGE IN ACCOUNTING PRINCIPLES

There were no changes in accounting principles during 1995 and 1994 which could have a significant effect on the consolidated financial statements.

NOTE 4 - BALANCES WITH RELATED PARTIES

Amounts due from related parties at each year end were as follows:

                                               December 31
                                               -----------

                                           1995           1994
                                           ----           ----
                                           US$            US$
                     H. Streeter         61,529          95,255
                     S. Boza                -             3,472
                     HSI S.A.            37,670          30,983
                                         ------         -------
                     Total               99,199         129,710
                                         ------         -------

Transactions with related parties had no effect on the results of operations for 1995 and 1994.

NOTE 5 - LEASING OBLIGATIONS

At December 31, 1995 the Company had the following lease obligations:

Institution     Currency      Gross Obligation        Deferred Interest              Total
-----------     --------   ----------------------   ----------------------   ----------------------
                           Short Term   Long Term   Short Term   Long Term   Short Term   Long Term
                           ----------   ---------   ----------   ---------   ----------   ---------
                              US$          US$          US$         US$         US$          US$

Banestado         UF        120,354      154,079      16,513      9,123       103,841      144,956

NOTE 6 - STOCKHOLDERS' EQUITY

The changes in Stockholders' equity during the year were as follows:

                                                       Accumulated
                                                       reserves and
                                                        cumulative       Net Profit
                                                       translation          for
                                          Capital       adjustment        the yeer           Total
                                          -------      -------------     ----------          -----
                                            US$             US$             US$               US$
Balances at January 1, 1995               302,822        119,767           5,374            427,963
Capital increases                            -              -                -                  -
Cumulative translation adjustment                        (66,392)            -              (66,392)
Net profit for the year                      -              -             79,499             79,499
                                          -------        -------          ------            -------
Balances at December 31, 1995             302,822         53,375          84,873            441,070
                                          -------        -------          ------            -------

                                 HEWSTER S.A.

                      CONSOLIDATED FINANCIAL STATEMENTS
                                  UNAUDITED

                                JUNE 30, 1996

HEWSTER S.A.

Consolidated Financial Statements - Unaudited

June 30, 1996




CONTENTS

Consolidated balance sheet (Unaudited)

Consolidated statement of income (Unaudited)

Consolidated cash flow statement (Unaudited)

Notes to the consolidated financial statements (Unaudited)




  Ch$ - Chilean pesos
ThCh$ - Thousands of Chilean pesos
  US$ - United States dollars
ThUS$ - Thousands of United States dollars
   UF - Unidades de Fomento (a Chilean inflation - indexed, peso - denominated monetary unit)


NOTE
Financial information for December 31, 1995 has been included with these June 30, 1996 financial statements for comparison purposes.

                                     HEWSTER S.A.
                              CONSOLIDATED BALANCE SHEET
                                      UNAUDITED

                                                   At June 30      At Dec 31
                                                      1996           1995
                                                      ----           ----
                                                       US$            US$

CURRENT ASSETS
 Cash                                                12.950            555
 Accounts receivable - trade                         11.743         37.597
 Other accounts receivable                           18.142         19.266
 Due from related parties                            72.521         99.199
 Inventory                                          141.901        142.905
 Taxes recoverable                                   19.596         19.648
 Other current assets                                 1.702          2.023

                                                  ----------     ----------
     Total current assets                           278.555        321.193
                                                  ----------     ----------

FIXED ASSETS
 Telecommunication equipment                        351.638        325.618
 Furniture and fixtures                              42.083         37.799
 Vehicles                                            49.585         11.537
 Leased assets                                      320.638        305.344
 Other fixed assets                                  51.029         47.682

                                                  ----------     ----------
     Subtotal                                       814.973        727.980
Accumulated depreciation                           (340.955)      (254.568)
                                                  ----------     ----------
     Total fixed assets                             474.019        473.412
                                                  ----------     ----------

OTHER ASSETS
 Intangible assets                                   17.158         15.079
 Other                                               12.184         10.229

                                                  ----------     ----------
     Total other assets                              29.342         25.308
                                                  ----------     ----------

                                                  ----------     ----------
     Total assets                                   781.915        819.913
                                                  ----------     ----------
                                                  ----------     ----------


                                                   At June 30      At Dec 31
LIABILITIES AND STOCKHOLDERS' EQUITY                  1996           1995
                                                      ----           ----
                                                       US$            US$

CURRENT LIABILITIES
 Bank Loans - Short Term                             41.378         57.618
 Accounts payable                                     8.743         16.516
 Notes payable                                          456         11.761
 Lease obligations - short term                     195.602        103.841
 Due to related parties                              27.269             18
 Other creditors                                      9.282          4.623
 Withholdings and provisions                         10.071         30.968

                                                  ----------     ----------
     Total current liabilities                      292.801        225.345
                                                  ----------     ----------

 Long term portion of lease obligations                   -        144.956


 Minority Interest in subsidiary company              2.127          8.542


STOCKHOLDERS' EQUITY
 Capital                                            302.822        302.822
 Accumulated reserves at beginning of year          175.896         96.397
 Net profit for the year                             21.563         79.499
 Cumulative translation adjustment                  (13.294)       (37.648)
                                                  ----------     ----------
     Total stockholders' equity                     486.987        441.070
                                                  ----------     ----------

     Total liabilities and                        ----------     ----------
     stockholders' equity                           781.915        819.913
                                                  ----------     ----------
                                                  ----------     ----------

                    The accompanying Notes 1 to 7 are an integral
                          part of these financial statements

                                     HEWSTER S.A.
                           CONSOLIDATED STATEMENT OF INCOME
                                      UNAUDITED


                                                                For the period        For the year
                                                                     ended               ended
                                                                    June 30           December 31
                                                                     1996                1995
                                                                     ----                ----
                                                                      US$                 US$
Revenues                                                               408,023             969,104
Operating costs                                                        201,820             551,654
                                                                 -------------       -------------
     Gross margin                                                      206,204             417,450

Administrative and selling expenses                                    170,563             274,473

                                                                 -------------       -------------
     Operating profit                                                   35,640             142,977
                                                                 -------------       -------------

OTHER INCOME (EXPENSES)
 Interest expense                                                      (16,154)            (51,179)
 Other expenses                                                         (1,563)                  -

                                                                 -------------       -------------
     Other income (expenses) - net                                     (17,718)            (51,179)
                                                                 -------------       -------------

     Earnings (Loss) before taxes and minority interest                 17,923              91,798
Minority interest in loss from subsidiary                                6,640               3,419

Provision for income taxes                                              (3,000)            (15,718)

                                                                 -------------       -------------
NET INCOME FOR THE YEAR                                                 21,563              79,499
                                                                 -------------       -------------
                                                                 -------------       -------------

             The accompanying Notes 1 to 7 are an integral part of these financial statements

                                     HEWSTER S.A.
                           CONSOLIDATED CASH FLOW STATEMENT
                                      UNAUDITED

                                                                  For the period
                                                                       ended
                                                                      June 30
                                                                        1996
                                                                        ----
                                                                         US$

OPERATING ACTIVITIES
  Net profit for the year                                               21,563
  Adjustments to reconcile net income to cash
  flows provided by operating activities:
     Depreciation                                                       95,747
     Cash generated from net decrease in current
     assets and liabilities                                             46,967
     Minority interest                                                  (6,415)

                                                                 -------------
     Cash from operating activities                                    157,862
                                                                 -------------

INVESTMENT ACTIVITIES
  Fixed assets purchased                                               (71,993)
  Other                                                                 (4,034)

                                                                 -------------
     Cash used in investment activities                                (76,027)
                                                                 -------------

FINANCING ACTIVITIES
  Increase in capital contributions                                          -
  Short term bank loans                                                (16,240)
  Leasing payments                                                     (53,195)

                                                                 -------------
     Cash from financing activities                                    (69,435)
                                                                 -------------

Net cash (used) provided                                                12,399
Effect of exchange rate changes on cash                                     (5)
Cash and cash equivalents at January 1, 1995                               555

     Cash and cash equivalents at                                -------------
     December 31, 1995                                                  12,950
                                                                 -------------
                                                                 -------------

             The accompanying Notes are an integral part of these
                             financial statements

                                 HEWSTER S.A.
          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               AT JUNE 30, 1996

NOTES 1 - THE COMPANY

Hewster S.A. is a telecommunication company incorporated on July 11, 1986 and based in the Repulic of Chile. Hewster is principally engaged in providing systems integration services including the sale of telephones, equipment and private automatic branch exchanges (PABX's); telecommunication consulting services; telecommunication equipment maintenance; equipment leasing and installation of fiber optics and related equipment.

The shareholder's of the Company are Inversiones Druma S.A. (94%), Santiago Boza (5%) and Mr. Heman Streeter (1%).

On July 31, 1996, 99% of the Company was acquired by Hewster Servicios Intermedios S.A. (HSI S.A.) a Chilean corporation which is 99.97% owned by InterAmericas Communications Corporation ("ICC"), a U.S. public company.
HSI S.A. paid US$1,500,000 for 99% of the shares held by Inversiones Druma S.A. and Santiago Boza. ICC's stragetic objective for the purchase of Hewster, through it's wholly owned subsidiary HSI, was related specifically to Hewster's strong revenues base and existing contracts with companies such as Xerox and Aetna.

On September 2, 1996, HSI purchased the remaining 1% of Hewster's capital stock from Mr. Heman Streeter for US$15,000. The legal and tax proceedings for Hewster S.A.'s full merger into the business operations of HSI S.A. are currently underway. The combined entity has already commenced to operate under the name of Hewster Chile S.A.

Until the transaction date of July 31, 1996, the Company had recorded assets at values existing at the acquisition date thereby not reflecting the sharp decrease in market values of these assets due to technological obsolesence. As a result, the Company has had to make a series of out-of-book adjustments in both the income statement and balance sheet, to fairly reflect the financial condition of it's operations. Management has identified these out-of-book adjustments at July 31, 1996 (the date of ICC's acquisition of Hewster) and retroactively applied them to the prior periods of December 31, 1995 and December 31, 1994 to generate the attached sets of proforma unaudited financial statements.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)    General

The accounting records are maintained in Chilean pesos, but the accompanying consolidated financial statements have been translated into United States dollars. The US dollar consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

The translation to United States dollars was done in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 52, using the Chilean peso as the functional currency. This statement establishes standards of translating foreign currency financial statements.

The Chilean peso was used as the functional currency given that this is the currency of the primary economic environment in which the Company operates. Under this method, the assets and liabilities have been translated at the closing exchange rate, which at June 30, 1996 was Ch$410.73 per US$1. The statement of income was translated at the average exchange rate and capital and the accumulated reserves at the exchange rate on January 1, 1994 which at the date was Ch$428.47 per US$.

The resultant translation effect was taken directly to Shareholders' equity and is presented in the balance sheet under the caption Cumulative translation adjustment.

b)    Consolidation of subsidiary

The consolidated financial statements include the assets, liabilities and results of Comunicaciones, Integracion y Tecnologia S.A. ("Commit"), in which as at June 30, 1996, the

Company had an ownership interest of 70%. Commit is a Chilean corporation incorporated in 1993 for the purpose of developing and providing computer systems integration services.

c)    Recoverable taxes

The recoverable taxes represent mostly Value Added Tax (VAT) originated in the acquisition of fixed assets.

c)    Plant and equipment

These assets are recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets.

d)    Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.

NOTE 3 - CHANGE IN ACCOUNTING PRINCIPLES

There were no changes in accounting principles during the period ending June 30, 1996 which could have a significant effect on the consolidated financial statements.

NOTE 4 - BALANCES WITH RELATED PARTIES

Amounts due from related parties at each year end were as follows:

                                         June 30
                                         -------
                                           1996
                                           ----
                                           US$
                     H. Streeter         32,989
                     S. Boza              2,213
                     HSI S.A.            37,319
                                         ------
                     Total               72,521
                                         ------

Transactions with related parties had no effect on the results of operations for the period ending June 30, 1996.

NOTE 5 - LEASING OBLIGATIONS

At June 30, 1996 the Company had the following lease obligations:

Institution     Currency   Gross Obligation   Deferred Interest     Total
-----------     --------   ----------------   -----------------     -----
                              Short Term         Short Term       Short Term
                              ----------         ----------       ----------
                                 US$                US$              US$

Banestado         UF            212,650            17,048           195,602

NOTE 6 - STOCKHOLDERS' EQUITY

The changes in Stockholders' equity during the year were as follows:

                                                       Accumulated
                                                       reserves and
                                                        cumulative       Net Profit
                                                       translation          for
                                          Capital       adjustment        the yeer           Total
                                          -------      -------------     ----------          -----
                                            US$             US$              US$              US$
Balances at December 31, 1995             302,822         53,375            84,873          441,070
Capital increases                            -              -                -                 -
Cumulative translation adjustment                         24,354             -               24,354
Net profit for the year                      -              -               21,563           21,563
                                          -------         ------           -------          -------
Balances at June 30, 1996                 302,822         77,729           106,436          486,987
                                          -------        -------          --------          -------

NOTE 7 - SUBSEQUENT EVENTS

On July 1, 1996 Hewster S.A. purchased the remaining 30% of the common stock of Comunicaciones, Integracion y Tecnologia S.A. ("Commit") for US$10,000.